SCHEDULE 14A
                                   (Rule 14a-101)
                              SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of
                                                  the Commission only (as
                                                  permitted by Rule 14a-
                                                  6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Exchange Act Rule 240.14a-11 or 14a-12

                                    Zanett, Inc.
                  ------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and
     0-11.

          (1)  Title of each class of securities to which investment applies:

          (2)  Aggregate number of securities to which investment applies

          (3) Per unit price or other underlying value of investment Computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined.)

          (4)  Proposed maximum aggregate value of investment

          (5)  Total Fee paid

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                   ZANETT, INC.
                               135 EAST 57TH STREET
                                NEW YORK, NY  10022
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 17, 2004

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Shareholders' Meeting") of Zanett, Inc. ("Zanett") to be held at 135 East 57th Street, 15th Floor, New York, NY 10022 on Thursday, June 17, 2004, at 2:00 PM, local time, for the following purposes:

1.  To elect a Board of Directors.
2. To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2004.
3.  To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on April 23, 2004 to vote at the Shareholders' Meeting or any adjournment or postponement thereof. Management welcomes your attendance at the Shareholders' Meeting. Your vote is important. Whether or not you expect to attend the Shareholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. Your proxy will not affect your right to vote in person if you attend the Shareholders' Meeting.

                                          By Order of the Board of Directors

                                         /s/Pierre-Georges Roy
                                         ----------------------------
                                         Pierre-Georges Roy
                                         Secretary
                                         April 29, 2004

TABLE OF CONTENTS
                                                                         Page
                                                                         ----

VOTING AT THE ANNUAL MEETING

SOLICITATION OF PROXIES

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

PROPOSAL No. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

REPORT OF THE AUDIT COMMITTEE

AUDIT FEES

AUDIT RELATED FEES

TAX FEES

ALL OTHER FEES

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

RELATED PARTY TRANSACTIONS

POLICY AND PROCEDURES REGARDING SHAREHOLDER COMMUNICATIONS

OTHER SHAREHOLDER MATTERS

OTHER BUSINESS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

ADDITIONAL INFORMATION

ZANETT, INC.
135 East 57th Street
15th Floor
New York, NY  10022

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

The Board of Directors of Zanett, Inc. ("Zanett" or the "Company"), a Delaware corporation, solicits your proxy for use at the 2003 annual meeting of shareholders (the "Shareholders' Meeting"). This proxy statement contains information related to the Shareholders' Meeting of Zanett to be held on June 17, 2004 at 2:00 p.m. local time at Zanett's principal executive offices located at 135 East 57th Street, 15th Floor, New York, NY 10022 and at any postponements or adjournments of such meeting. This Proxy Statement and enclosed form of proxy were first sent to shareholders on or about May 5, 2003.

References in this Proxy Statement to the "Company", "we", "us" and "our" refer to Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on April 23, 2004 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Shareholders' Meeting. As of the Record Date there were 28,300,044 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders' Meeting. A complete list of shareholders entitled to vote at the Shareholders' Meeting will be available for inspection by any shareholder for any purpose relating to the Shareholders' Meeting for ten days prior to the meeting during ordinary business hours at Zanett's executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Shareholders' Meeting is necessary to constitute a quorum at the Shareholders' Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders' Meeting or any postponements or adjournments thereof.

Shares of common stock represented at the Shareholders' Meeting in person or by proxy will be counted to determine the presence of a quorum at the Shareholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders' Meeting to determine the presence of a quorum, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

The holders of common stock do not have cumulative voting rights in connection with the election of Directors. All shares of common stock that are entitled to vote and are represented at the Shareholders' Meeting by properly executed proxies received prior to or at the Shareholders' Meeting, and not revoked, will be voted at the Shareholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

There were no shareholder proposals submitted for the Shareholders' Meeting. The Board of Directors does not intend to bring any matter before the Shareholders' Meeting other than the matters specifically referred to in the notice of the Shareholders' Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders' Meeting. However, if any other matter is properly brought before the Shareholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Zanett's Common Stock. David M. McCarthy, the Company's Chief Executive Officer, will serve as your proxy for the Shareholders' Meeting. To vote by proxy, please complete, sign, date and return the enclosed proxy card. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Shareholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein. If any other matters properly come before the Shareholders' Meeting, then your proxies will vote your shares in their discretion on such matters.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of Zanett, at or before the taking of a vote at the Shareholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Zanett before the taking of a vote at the Shareholders' Meeting or (iii) attending the Shareholders' Meeting and voting in person (although attendance at the Shareholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022,
Attention: Secretary, or hand delivered to the Secretary of Zanett at or before the taking of the vote at the Shareholders' Meeting.



SOLICITATION OF PROXIES

All expenses of Zanett's solicitation of proxies for the Shareholders'

Meeting will be borne by Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Zanett shareholders by directors and officers of Zanett in person or by telephone, telegram or other means of communication. Such directors and officers will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.


PROPOSAL No.1

ELECTION OF DIRECTORS

Directors will be elected at the Shareholders' Meeting to serve until the next annual meeting and until their successors have been qualified and elected.

The Board of Directors is currently composed of six Directors and the Board of Directors nominates the six persons listed below, all of whom are current directors. Set forth below is certain information concerning the nominees that is based on data furnished by them. In the absence of instructions to the contrary, shares represented by the proxies will be voted for election of all these nominees to the Board of Directors. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The six Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

The following persons have been nominated for election as Directors by the Board of Directors:








Name and Age
Principal Occupation During Past Five Years and Other Information


Claudio M. Guazzoni, 41 - Served as Director Since October 2000.
---------------------------------------------------------------
Mr. Guazzoni has served as President of Zanett, Inc. since he co-founded the Company in 2000. Prior to such time, he had co-founded The Zanett Securities Corporation in 1993, of which he is still President. At Zanett Securities Corporation, Mr. Guazzoni was instrumental in the initial public offering of a number of young technology companies, including YouthStream Media, Inc., Robotic Vision Systems, Inc., SmartServ Online, and FiberNet Telecom Group. His previous work in mergers and acquisitions for Salomon Brothers and past experience as a fund manager responsible for managing portfolios aggregating in excess of $1.4 billion provides Zanett with experience in international finance and deal structuring.


David M. McCarthy, 42 - Served as Director Since October 2000.
-------------------------------------------------------------
Mr. McCarthy has served as Chief Executive Officer of Zanett, Inc. since he co-founded the Company in 2000. Prior to such time he co-founded The Zanett Securities Corporation in 1993, of which he is still Vice President and Chairman. At The Zanett Securities Corporation, Mr. McCarthy manages and supervises the executive and administrative staff, as well as all investment and banking activities.

L. Scott Perry, 55 - Served as Director Since March 2001.
--------------------------------------------------------
Mr. Perry was with AT&T Corporation from January 1997 until his retirement in January 2002. During this period, he served as Vice President -
Advanced Platform Systems from January 1997 to May 1998, Vice President - Strategy and Alliances from May 1998 to December 1999 and Vice President of Strategy & Business Development from January 2000 until his retirement. In these roles, he was responsible for building and refining the business strategy of AT&T and leading the development of growth plans which included close and effective relationships with other computer and networking product and service firms. Mr. Perry and his team led AT&T Corporation's 1998 acquisition of IBM's Global Network business.

Before joining AT&T, Mr. Perry was with IBM for almost sixteen years. During that time he held a number of marketing and sales executive positions, culminating in his last assignment as General Manager, Academic Computing Information Systems, an independent business unit with responsibility for strategy, development, marketing and support of information systems to the higher education marketplace.

Mr. Perry is on the board of directors and is the past Chairman of the Information Technology Association of America (ITAA), an association of software and services firms. He serves on the following Boards of Directors:
Junior Achievement of New York, INEA, a private financial planning software company based in Toronto, Canada, SmartServ Online, Inc., an online information services company based in Stamford, Connecticut, and AONET, a networking services startup in Santa Clara, California. He also is a member of the Cornell University Engineering College Advisory Council and serves on the Network Planning and Policy Advisory Council for UCAID (the University Corporation for Advanced Internet Development) - which runs the Internet2.

Dr. Andrew N. Schiff, 38 - Served as Director Since October 2000.
----------------------------------------------------------------
Dr. Schiff joined Perseus-Soros Biopharmaceutical Fund in September of 1999 and currently serves as a Managing Director. Over the last 10 years, Dr. Schiff has practiced internal medicine at The New York Presbyterian Hospital where he maintains his position as a Clinical Assistant Professor of Medicine. In addition, he has also been a partner of a small family run investment fund, Kuhn, Loeb & Co. He currently serves on the board of directors of Adams Laboratories, Barrier Therapeutics and Myogen, Inc.
Dr. Schiff received his MD from Cornell University Medical College and his MBA from Columbia University. His bachelor's degree in neuroscience was awarded with honors by Brown University.


Mohan M. Trikha, 59 - Served as Director Since October 2000.
-----------------------------------------------------------
Mr. Trikha is a Principal at U Group, a team of entrepreneurs and executives focused on turnarounds of IT businesses. Prior to joining U Group in 2002, he was President & Chief Executive Officer of InfoDream Corporation, a Silicon Valley company specializing in the area of knowledge management. Prior to this, Mr. Trikha was Vice President and General Manager of Strategy and Planning for Xerox Corporation's Internet and Software Solutions division from 1998 to 2000, where he played an important role in building the company's new generation of online services and solutions. From 1996 to 1998 he was the Chief Executive Officer of InXight Software, an independent company funded by Xerox Corporation that he founded, and before that he held several senior-level positions with divisions of Xerox and IBM. Mr. Trikha is also a member of the board of directors for Qualance Software and SonaSoft and is a charter member of T.I.E., a professional organization for entrepreneurs worldwide.

Jay W. Kelley, 62 - Served as Director Since July 2003.
-----------------------------------------------------------
General Kelley completed a 37-year Air Force career in 1996 at the rank of Lieutenant General. He served as a Base Commander and Strategic Missile Wing Commander, Vice Commander of Air Force Space Command, Director of Public Affairs in the Office of the Secretary of the Air Force, Commander of Air University, and Director of Education at the Air Education and Training
Command.   Immediately following his retirement from the Air Force, General
Kelley worked with Toffler Associates where he developed and orchestrated "futurist" business strategies with major corporations and government organizations. He was the first person appointed to the Advisory Board when it was created, and continues to serve in that capacity.

From March 20, 2000 until March 2003, General Kelley was Vice President of Military Programs for Lockheed Martin Technical Operations (LMTO). Prior to joining LMTO, General Kelley was employed by System Technology Associates, Inc., where he was Chief Operating Officer. There, he had responsibility for directing and overseeing the activity of the corporate staff and field operations.

General Kelley is currently a Senior Vice President in the National Security Solutions Group of Mantech International Corporation where he has primary responsibility for ManTech's business relating to Department of Defense and intelligence community space programs and other Midwest operations.

General Kelley earned his Bachelor of Science degree from the United States Air Force Academy in Colorado Springs in 1964, and a Master of Science degree in Political Science from Auburn University in Montgomery, Alabama, in 1973. He completed Squadron Officer School, Maxwell AFB, in 1967; Air Command and Staff College in 1973; Research Associate Studies in 1980, International Institute for Strategic Studies, London, England; National War College in 1981, Fort Lesley J. McNair; the Program for Senior Executives in National and International Security in 1986, John F. Kennedy School of Government, Harvard University; and the Program on Foreign Politics and National Interest, Massachusetts Institute of Technology, in 1987.


Information about the Board of Directors and Committees of the Board of Directors

During 2003, the Board of Directors held four meetings. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Delaware law. Each director attended at least 75% of the meetings of the Board and committees on which he served.

In March 2001, the Board of Directors established an Audit Committee, which is composed of two non-employee independent directors. The Audit Committee, which has adopted a formal charter, a copy of which was attached to Zanett's 2001 Proxy Statement, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's accounting, auditing, and reporting practices. The members of the Audit Committee are Mr. Trikha and Dr. Schiff. The Audit Committee conducted a meeting on April 12, 2004 to review and discuss the 2003 consolidated financial statements with management and the Company's independent auditors to review and approve the Company's Annual Report on Form 10-KSB prior to its issuance. The Audit Committee also met quarterly with management and its independent auditors during 2003 to review the Company's quarterly reports on Form 10-QSB prior to their issuance. During 2004, the Audit Committee will continue to meet quarterly to review the Company's financial statements and SEC reports.

Both members of the Audit Committee are independent committee members as defined by the Nasdaq National listing standards and pursuant to Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Audit Committee does not have a "financial expert," as defined in Item 401(e)(2) of Regulation S-K promulgated by the SEC as the Company is actively looking to find an appropriate candidate to fill this role. The Company does believe that the current members of the Audit Committee are financially sophisticated.

Except for the Audit Committee, the Board of Directors has not established any other Board committees.

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee and does not have any nominating committee charter. Such functions are currently performed by the independent, as defined by the Nasdaq National Market listing standards, members of the Board of Directors acting as a whole. In carrying out this function, the Board of Directors seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Board of Directors considers on an annual basis the current composition of the Board of Directors in light of characteristics of independence, age, skills, experience and availability of service to our company of its members and of anticipated needs. When the Board of Directors review a potential new candidate, the Board of Directors looks specifically at the candidate'e qualifications in light of the needs of the Board of Directors at a given point in time. Generally, in nominating director candidates, the Board of Directors strives to nominate directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to promote sound guidance with respect to our operations and activities.

Shareholders may make nominations for election to the Board of Directors. Such nominations may be made only in writing by a shareholder entitled to vote at the annual meeting and must be addressed to the Secretary, Zanett, Inc. 135 East 57th Street, 15th Floor, New York, NY 10022. Nominations must be received by the Secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting and must be accompanied by the written consent of the nominee. Nominations must also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

Compensation of Directors

Zanett does not pay fees to any of our directors. The Board of Directors granted each non-employee director an option under the Zanett, Inc.
Incentive Stock Plan to purchase up to 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares were initially unvested. The vesting schedule for these options is as follows: Dr. Schiff's shares Vested on or will vest one third each on December 31, 2001, 2002 and 2003; Mr. Trikha's shares vested on or will vest one third each on March 1, 2002, 2003 and 2004; Mr. Perry's shares vested on or will vest one third each on August 1, 2002, 2003 and 2004; General Kelley's shares vested on or will vest one third each on June 17, 2004, 2005 and 2006. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, June 24, 2008 for General Kelley, except as otherwise provided in such agreement. As of April 23, 2003 none of the Directors have exercised any of their options.


PROPOSAL No. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation by the Audit Committee, the Board of Directors has, subject to the ratification by the shareholders, appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of Zanett for the fiscal year ending December 31, 2004. Deloitte & Touche LLP audited the consolidated financial statements of Zanett for the fiscal year ended December 31, 2003. Representatives of Deloitte & Touche LLP will be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Vote Required for Approval

The proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Shareholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and is satisfied that the internal control systems are adequate and that the Company employs appropriate accounting policies and procedures.

At a meeting held on April 12, 2004, the Audit Committee discussed with management and the Company's independent auditors, Deloitte & Touche LLP, the consolidated financial statements for the year ended December 31, 2003.
This meeting included discussions with Deloitte & Touche LLP of matters relating to the auditors' judgments about the acceptability and quality of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees." Deloitte & Touche LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee has received and discussed with Deloitte & Touche LLP its written disclosures and letter as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and Deloitte & Touche LLP's independence from the Company.

Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors

Dr. Andrew Schiff
Mohan M. Trikha

AUDIT FEES

The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with their audit of Zanett's annual consolidated financial statements included in Form 10-KSB for the years ended December 31, 2003 and 2002, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-QSB and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended were $226,400 and $154,000, respectively.

AUDIT RELATED FEES

The aggregate fees for professional services rendered by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $176,993 and $127,000 respectively. "Audit Related Fees" related to the historical audits of newly acquired subsidiaries.

TAX FEES

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered for tax compliance, advice and planning were $41,500 and $60,000 respectively. "Tax Fees" includes fees for tax consultations and return preparation.

ALL OTHER FEES

There were no fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered other than those described above under "Audit Fees", "Audit Related Fees" and "Tax Fees".

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of March 31, 2004, the common stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer, (iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such common stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                     Beneficial Ownership of Common Stock
                     ------------------------------------
Name and address of                   Number of Shares           Percentage
Beneficial Owner                    Beneficially Owned (1)        of Class
(1)
----------------------              ----------------------      ------------
Claudio Guazzoni                           7,449,945                 26.4%
President

David McCarthy                             7,644,944                 27.0%
Chief Executive Officer

Jack M. Rapport                              604,415                  2.1%
Chief Financial Officer

Pierre-Georges Roy                           500,000                  1.8%
Chief Legal Officer

Andrew Schiff                                100,000 (2)              0.4%
Director

Mohan Trikha                                 100,000 (3)              0.4%
Director

L. Scott Perry                                66,667 (4)              0.2%
Director

Jay W. Kelley                                      - (5)               n/a
Director

Bruno Guazzoni                             6,682,390                 23.6%

Trust for Scott and Mary Seagrave          1,877,984                  6.6%

All Directors and Executive Officers      16,465,971 (6)             58.3%
as a Group (8 persons)

(1) Based upon 28,256,629 shares of common stock issued and outstanding (or deemed to be issued and outstanding) as of March 31, 2004, calculated in accordance with Rule 13d-3 of the Exchange Act. It also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home,
(ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person. The address for all persons listed in the above table is c/o Zanett, Inc., 135 East 57th Street, New York, NY 10022.

(2) On November 17, 2001, Dr. Schiff was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of December 31, 2001, 2002 and 2003. Therefore, at March 31, 2004, Dr. Schiff had the right under these options to purchase 100,000 of vested shares, which represents 0.4% of the fully diluted outstanding shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(3) On November 17, 2001, Mr. Trikha was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of March 1, 2002, 2003 and 2004. At March 31, 2004, Mr. Trikha had the right under these options to purchase 100,000 of vested shares, which represents 0.4% of the fully diluted outstanding shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(4) On November 17, 2001, Mr. Perry was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of August 1, 2002, 2003 and 2004. At March 31, 2003, Mr. Perry had the right under these options to purchase 66,667 of vested shares, which represents 0.2% of the fully diluted outstanding shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(5) On June 25, 2003, General Kelley was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of June 17 2004, 2005 and 2006. Therefore, at March 31, 2004, none of shares had yet vested. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until June 24, 2008, except as otherwise provided in such agreement.

(6)   See notes (2), (3) and (4) above.

EXECUTIVE OFFICERS

The Company has four executive officers. Biographical information for David
M. McCarthy, Chief Executive Officer, and Claudio M. Guazzoni, President, is included in Proposal 1 - Election of Directors. Biographical information for the remaining executive officers is presented below.

Jack M. Rapport, 51 - Mr. Rapport has served as the Chief Financial Officer of
Zanett, Inc. since April 2001. Prior to such time, Mr. Rapport served as the interim Chief Financial Officer of Adept, Inc. and then the Vice President of Corporate Development for Coriva, Inc., a wholly-owned subsidiary of Adept, Inc., since early 2000. From 1998 to early 2000, Mr. Rapport was self employed, serving as President and Chief Executive Officer of Whitehall Capital Associates, Ltd., a healthcare finance company, in 1998 and Wyndham Capital Management, Ltd., a financial consulting firm, in 1999. From 1995 to 1997, Mr. Rapport was the Executive Vice President and Chief Financial Officer of The Pharmacy Fund, Inc., a healthcare finance company. In total, Mr. Rapport has over twenty eight years of financial and business experience in both public and private corporate settings including: Bank of America, Manufacturers Hanover Trust Co. and Blue Cross and Blue Shield of Maryland.

Pierre-Georges Roy, 38 - Mr. Roy has served as the Chief Legal Officer and Secretary of Zanett, Inc. since 2001. Prior to such time, Mr. Roy was the practice leader in telecom corporate finance group with Clifford Chance, the world's largest law firm, from 1997 to 2000 and later served as Vice President - Corporate Development and General Counsel for Openstream, Inc., a software developer of wireless applications from 2000 to 2001.


Employment Agreements

The Company has employment agreements with two officers of the Company. Messrs. McCarthy and Guazzoni, described as follows:

Mr. McCarthy has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2002 and 2001, the Company agreed to a base annual compensation of $95,000. For the years ended December 31, 2003 and 2004, the Company agreed to a base annual compensation of $110,000.

Mr. Guazzoni has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2002 and 2001, the Company agreed to a base annual compensation of $95,000. For the years ended December 31, 2003 and 2004, the Company agreed to a base annual compensation of $110,000.

EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2003, 2002 and 2001, officers and directors received compensation for services provided to the Company, as detailed in the table below.

                                       Annual Compensation                    Long Term Compensation
                                 -----------------------------------  -------------------------------------
                                                          Other        Restricted   Securities
                                                          Annual         Stock      Underlying    All Other
                         Year    Salary       Bonus     Compensation     Awards      Options     Compensation
                         ----   --------     --------   ------------   ----------   ----------    ---------
David M. McCarthy        2003   $110,000     $ 23,000   $          -   $        -   $        -   $        -
Chief Executive Officer  2002   $      - (1) $      -   $          -   $        -   $        -   $        -
                         2001   $      - (1) $      -   $          -   $        -   $        -   $        -

Claudio M. Guazzoni      2003   $110,000     $ 23,000   $          -   $        -   $        -   $        -
President                2002   $      - (1) $      -   $          -   $        -   $        -   $        -
                         2001   $      - (1) $      -   $          -   $        -   $        -   $        -

Jack M. Rapport          2003   $150,000     $ 20,000   $          -   $        -   $        -   $        -
Chief Financial Officer  2002   $130,000     $      -   $          -   $    3,000   $        -   $        -
                         2001   $ 65,909     $      -   $          -   $  519,397   $        -   $        -

Pierre-Georges Roy       2003   $150,000     $ 20,000   $          -   $        -   $        -   $        -
Chief Legal Officer      2002   $120,000     $      -   $          -   $   45,000   $        -   $        -
and Secretary            2001   $ 31,667     $      -   $          -   $   50,000   $        -   $        -


 (1) Messrs. David McCarthy and Claudio Guazzoni received no cash compensation in 2002, or 2001. Each officer contributed his full salary in 2002, and 2001 back to the Company, without recourse.









Stock Options Granted During Fiscal Year Ended December 31, 2003

Under the Zanett's stock plan, the Company issued the following options during 2003 to purchase shares of the Company's common stock:

   - Options to purchase 2,402,802 shares of Zanett common stock were granted to employees of the Company and its wholly-owned subsidiaries.

   - Options to purchase 100,000 shares of Zanett common stock were granted to a director of the Company.

   - Options to purchase 100,000 shares of Zanett common stock were granted to a vendor in exchange for services provided to the Company.

There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the common stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. Members of Zanett's Board of Directors receive no cash compensation for their service as directors.

RELATED PARTY TRANSACTIONS

During 2003, there were no proposed transactions or executed transactions to which the Company was a party and in which any officer, director, or principal shareholder, or their affiliates or associates, was also a party.

POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors has adopted a policy and process regarding shareholder communications to the Board. Shareholders may communicate with the Board collectively, or with any of its individual members, by writing to them c/o the Secretary, Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.

Members of the Board of Directors are encouraged to attend the annual meeting. Last year, five members of the Board of Directors attended the annual meeting.

OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Zanett's Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Zanett's next annual meeting of shareholders intended to occur on or about June 17, 2005 must submit such shareholder's proposal in writing to Zanett at its executive offices on or before December 31, 2004 in order to have Zanett consider the inclusion of such proposal in Zanett's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is considered untimely after March 18, 2005 and Zanett's proxy for its 2004 annual meeting of shareholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Zanett's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 31, 2004 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders' Meeting. If other matters not now known come before the Shareholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Zanett's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish Zanett with copies of these reports.

Based on the Company's records and other information, the Company believes that all filing requirements with the Securities and Exchange Commission applicable to its directors and executive officers were complied with for 2003.

ADDITIONAL INFORMATION

A copy of Zanett's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which contains copies of the Company's audited financial statements, accompanies this Proxy Statement. The annual report shall not be deemed proxy solicitation material. Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Zanett pursuant to the Exchange Act. Requests for such documents should be addressed to Pierre-Georges Roy, Secretary, Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022, telephone number (212) 980-4600. Documents filed by Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).


New York, NY                        By Order of the Board of Directors,
April 29, 2004                      / s / Pierre-Georges Roy
                                    -----------------------------------
                                    Pierre-Georges Roy, Secretary

                        Annual Meeting of Shareholders
                                 ZANETT, INC.
                                June 17, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible

[Please Detach and Mail in the Envelope Provided]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
DIRECTORS AND "FOR" PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------
1.Proposal No. 1, Election of Directors

                                NOMINEES
[ ]FOR ALL NOMINEES            ( )David M. McCarthy
                               ( )Claudio M. Guazzoni
[ ]WITHHOLD AUTHORITY          ( )L. Scott Perry
   FOR ALL NOMINEES            ( )Dr. Andrew N. Schiff
                               ( )Mohan M. Trikha
                               ( )Jay W. Kelley
[ ]FOR ALL EXCEPT
   (See instructions below)
                                                        FOR  AGAINST  ABSTAIN
2. Proposal No. 3 to ratify the Board of Directors'     [ ]    [ ]      [ ]
   appointment of Deloitte & Touche LLP, independent auditors, as auditors for Zanett, Inc. for the fiscal year ending December 31, 2004

The undersigned hereby revokes all previous proxies for the Meeting of Shareholders and acknowledges receipt of the Notice of Meeting and Proxy Statement of Zanett, Inc.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), ----------- mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: fill in circle( )
-----------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above.  Please note    [ ]
that changes to the registered name(s) on the account may not be submitted via this method.
-----------------------------------------------------------------------------
Signature of Shareholder                                   Date
                           --------------------------------    --------------
Signature of Shareholder                                   Date
                           --------------------------------    --------------
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 ZANETT, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby constitute and appoint David M. McCarthy as my true and lawful agent and proxy, with full power of substitution , to vote all shares of Common Stock held of record by me at the Meeting of Shareholders of Zanett, Inc. to be held on June 17, 2004 and any adjournments or postponements thereof. I direct said proxy to vote as specified on the reverse side.

     Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting of Shareholders. This Proxy also delegates discretionary authority to vote with respect to any matters as to which a choice is not specified by the Shareholder and any matters that Zanett, Inc. did not have notice of a reasonable time before Zanett, Inc. mailed the proxy materials relating to the Shareholders' Meeting. (Continued and to be signed on reverse side)